AIS-SUP-3 021315

Statement of Additional Information Supplement dated February 13, 2015

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, A2, AX, B, BX, C, CX, R, Y, Invesco Cash Reserve, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Global Real Estate Fund Invesco High Yield Fund Invesco Limited Maturity Treasury Fund Invesco Money Market Fund	Invesco Real Estate Fund Invesco Short Term Bond Fund Invesco U.S. Government Fund

The following information replaces in its entirety the first paragraph appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Other Investments – Real Estate Investment Trusts (REITs)” of the Statement of Additional Information:

“Real Estate Investment Trusts (REITs). Invesco High Yield Fund may invest in equity and/or debt securities and convertible debt securities issued by REITs. Invesco Global Real Estate Fund and Invesco Real Estate Fund may invest all of their total assets in equity (common stock, preferred stock, convertible securities), debt securities and/or convertible debt securities issued by REITs. Invesco Short Term Bond Fund may invest in debt securities and/or convertible debt securities issued by REITs. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.”

AIS-SUP-3 021315